UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2011 (November 23, 2011)
_______________

BIOCANCELL THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53708	20-4630076
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem, Israel, 97775
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-548-6555

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual general meeting ("the Meeting") of the stockholders of BioCancell Therapeutics, Inc. ("the Company"), held on November 23, 2011 at the offices of the Company, following adjournment on November 16, 2011, the following matters were considered by the Meeting:

1. The Meeting resolved to ratify the appointment of Somekh Chaikin, a member firm of KPMG International, as independent auditors for 2011. The appointment of Somekh Chaikin was approved by stockholders holding 11,344,415 shares, representing 100% of those present at the meeting and participating in the vote. Stockholders holding 1,285,238 shares abstained in the vote.

2. The Meeting resolved to re-appoint Mr. Ruben Krupik as Director of the Company until the next annual general meeting of the Company. The re-appointment of Mr. Krupik was approved by stockholders holding 12,096,655 shares, representing 100% of those present at the meeting and participating in the vote. Stockholders holding 532,998 shares abstained in the vote.

3. The Meeting resolved to re-appoint Mr. Aviv Boim as Director of the Company until the next annual general meeting of the Company. The re-appointment of Mr. Boim was approved by stockholders holding 11,817,155 shares, representing 99.08% of those present at the meeting and participating in the vote. Stockholders holding 110,000 voted against the proposal, and stockholders holding 702,498 shares abstained in the vote.

4. The Meeting resolved to re-appoint Mr. Ofer Goldberg as Director of the Company until the next annual general meeting of the Company. The re-appointment of Mr. Goldberg was approved by stockholders holding 11,927,155 shares, representing 100% of those present at the meeting and participating in the vote. Stockholders holding 702,498 shares abstained in the vote.

5. The Meeting resolved to re-appoint Prof. Abraham Hochberg as Director of the Company until the next annual general meeting of the Company. The re-appointment of Prof. Hochberg was approved by stockholders holding 11,854,656 shares, representing 98.00% of those present at the meeting and participating in the vote. Stockholders holding 241,999 shares voted against the proposal, and stockholders holding 532,998 shares abstained in the vote.

6. The Meeting resolved to re-appoint Mr. Hanoch Rappaport as Director of the Company until the next annual general meeting of the Company. The re-appointment of Mr. Rappaport was approved by stockholders holding 11,619,028 shares, representing 98.32% of those present at the meeting and participating in the vote. Stockholders holding 198,127 shares voted against the proposal, and stockholders holding 812,498 shares abstained in the vote.

7. The Meeting resolved to appoint Dr. Aharon Schwartz as Director of the Company until the next annual general meeting of the Company. The appointment of Dr. Schwartz was approved by stockholders holding 11,927,155 shares, representing 100% of those present at the meeting and participating in the vote. Stockholders holding 702,498 shares abstained in the vote.

8. The Meeting resolved to re-appoint Ms. Orly Yarkoni as External Director of the Company until the next annual general meeting of the Company. Of the 11,045,421 shares whose owners were present at the meeting and participated in the vote, stockholders holding 10,847,294 shares (98.21%) voted in favor of the resolution, and stockholders holding 198,127 shares (1.79%) voted against. The votes against represent 0.74% of the Company’s total issued shares. Stockholders holding 1,584,232 shares abstained in the vote. Of the 4,998,347 shares participating in the vote and not held by controlling stockholders or those with a personal interest in the appointment, holders of 4,800,220 shares (96.04%) voted in favour of the resolution. Thus, more than one half of the shares held by non-controlling stockholders without personal interest in the appointment who participated in the vote approved the appointment, and less than two percent of holders of total voting rights in the Company voted against, satisfying the special majority requirements under Israeli law as applicable to the Company.

9. The Meeting resolved to re-appoint Mr. David Schlachet as External Director of the Company until the next annual general meeting of the Company. Of the 10,935,421 shares whose owners were present at the meeting and participated in the vote, stockholders holding 10,935,421 shares (100%) voted in favor of the resolution, and none voted against. Stockholders holding 1,694,232 shares abstained in the vote. Of the 4,888,347 shares participating in the vote and not held by controlling stockholders or those with a personal interest in the appointment, holders of 4,888,347 shares (100%) voted in favour of the resolution. Thus, more than one half of the shares held by non-controlling stockholders without personal interest in the appointment who participated in the vote approved the appointment, and less than two percent of holders of total voting rights in the Company voted against, satisfying the special majority requirements under Israeli law as applicable to the Company.

10. The Meeting resolved to approve a form of indemnification agreement, with regard to all current directors and executive officers, and all future directors and officers who are not considered controlling parties under Israeli law. The approval of the form of indemnification agreement was approved by stockholders holding 4,341,942 shares, representing 85.30% of those present at the meeting and participating in the vote. Stockholders holding 748,487 shares voted against the proposal, and stockholders holding 7,539,224 shares abstained in the vote.

11. The Meeting resolved to approve and ratify the Company’s purchase of insurance policy with respect to directors' and officers’ liability, effective May 22, 2010, and the Company’s future purchase of insurance policies with respect to directors' and officers’ liability for any coverage period ending no later than May 31, 2014, with such policy to cover a total liability of $5 million and an additional coverage of up to $1 million for legal expenses, and the annual premium to be paid by the Company with respect to such insurance policy to not exceed $28,500. The approval of the directors’ and officers’ insurance policy was approved by stockholders holding 5,001,042 shares, representing 98.24% of those present at the meeting and participating in the vote. Stockholders holding 89,387 shares voted against the proposal, and stockholders holding 7,539,224 shares abstained in the vote.

12. The Meeting resolved to approve and ratify the payment of $15,000 and NIS 59,880, being one half-year's consulting fees to Tikcro Technologies Ltd. for the year commencing July 30, 2008. Of the 11,567,448 shares whose owners were present at the meeting and participated in the vote, stockholders holding 11,567,448 shares (100%) voted in favor of the resolution. Stockholders holding 1,062,205 shares abstained in the vote. Of the 4,659,347 shares participating in the vote and held by stockholders with no personal interest in the transaction, holders of 4,659,347 shares (100%) voted in favour of the resolution. Thus, more than one half of the shares held by stockholders without personal interest in the transaction who  participated in the vote approved the appointment, and less than two percent of holders of total voting rights in the Company voted against, satisfying the special majority requirements under Israeli law as applicable to the Company.

13. The Meeting did not resolve to approve the Company's Amended and Restated Certificate of Incorporation. Of the 12,096,655 shares whose owners were present at the meeting and participated in the vote, stockholders holding 11,298,639 shares (93.40%) voted in favor of the resolution, and stockholders holding 798,016 shares (6.60%) voted against. Stockholders holding 532,998 shares abstained in the vote. The affirmative votes of holders of 13,342,511 shares, being 50% of the Company’s outstanding share capital, was required for the resolution to be approved, and it was therefore not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCANCELL THERAPEUTICS, INC.

Dated: November 28, 2011	By:	/s/ Avraham Hampel
Avraham Hampel
Company Secretary